9557-1615

Microfilm Number________________

Entity Number 2654779

Filed with the Department of State on SEP 05 1995

[signature]

Secretary of the Commonwealth

ARTICLES OF INCORPORATION-FOR PROFIT
OF

POTTSVILLE BEHAVIORAL COUNSELLING GROUP, INC.

Name of Corporation

A TYPE OF CORPORATION INDICATED BELOW

Indicate type of domestic corporation:

X **Business-stock** (15 Pa.C.S. § 1306)

___ **Management** (15 Pa.C.S. § 2702)

___ **Business-nonstock** (15 Pa.C.S. § 2102)

___ **Professional** (15 Pa.C.S. § 2903)

___ **Business-statutory close** (15 Pa.C.S. § 2303)

___ **Insurance** (15 Pa.C.S. § 3101)

___ **Cooperative** (15 Pa.C.S. § 7102)

DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby, state(s) that:

1. The **name** of the corporation is: POTTSVILLE BEHAVIORAL COUNSELLING GROUP, INC.

2. The (a) **address** of this corporation's initial registered office in this Commonwealth or (b) **name** of its commercial registered office provider and the county of venue is:

   (a) 210 South Centre Street, Pottsville, PA 17901 - Schuylkill County
   Number and Street / City / State / Zip / County

   (b) c/o: ________________
   Name of Commercial Registered Office Provider / County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4. The aggregate number of **shares** authorized is: 100,000 shares (other provisions, if any, attach 8 1/2 x 11 sheet)

5. The **name and address**, including number and street, if any, of each **incorporator** is:

Name	Address
Ronald T. Derenzo	111 East Market Street Pottsville, PA 17901

6. The specified effective date, if any, is: N/A
   month / day / year / hour, if any

STATE
SEP 05 1995

M. BURR KEIM COMPANY
(215) 563-8113 (800) 533-8113

7. Any additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet.

8. **Statutory close corporation only:** Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a "public offering" within the meaning of the Securities Act of 1933 (15 U.S.C. § 77a et seq.).

9. **Cooperative corporations only:** (Complete and strike out inapplicable term) The common bond of membership among its members/shareholders is: ______________________________

IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed these Articles of Incorporation this 1st day of September, 19 95

____
(Signature)

____
(Signature)
RONALD T. DERENZO

PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU

Articles of Amendment-Domestic Corporation

(15 Pa.C.S.)

[X] Business Corporation (§ 1915)
[ ] Nonprofit Corporation (§ 5915)

Name
Ronald T. Derenzo, Esquire
Address DERENZO & ZERBE
111 East Market Street, P.O. Box 207
City State Zip Code
Pottsville, PA 17901-0207

Document will be returned to the name and address you enter to the left. ⇐

Fee: $70

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1. The name of the corporation is:
POTTSVILLE BEHAVIORAL COUNSELLING GROUP, INC.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street	City	State	Zip	County
210 South Centre Street,	Pottsville,	PA	17901	Schuylkill

(b) Name of Commercial Registered Office Provider County
c/o

3. The statute by or under which it was incorporated:
Business Corporation Law of 1988

4. The date of its incorporation:
September 5, 1995

5. *Check, and if appropriate complete, one of the following:*

[X] The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

[ ] The amendment shall be effective on: ______________ at __________
Date Hour

Commonwealth of Pennsylvania
ARTICLES OF AMENDMENT-BUSINESS 3 Page(s)

T0610163142

PA DEPT. OF STATE

APR 0 5 2006

6. *Check one of the following*:

[X] The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a).

[ ] The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c) or § 5914(b).

7. *Check, and if appropriate, complete one of the following:*

[X] The amendment adopted by the corporation, set forth in full, is as follows

The name of the corporation shall be:

PROVIDENCE COMMUNITY SERVICES OF PENNSYLVANIA, INC.

[ ] The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8. *Check if the amendment restates the Articles:*

[ ] The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this

30th day of March,

2006.

POTTSVILLE BEHAVIORAL COUNSELLING GROUP, INC., to be amended to PROVIDENCE COMMUNITY SERVICES OF PENNSYLVANIA, INC.

Name of Corporation

[signature]

Signature

Fletcher McCusker

Chief Executive Officer

Title

Entity #: 2654779
Date Filed: 07/20/2006
Pedro A. Cortés
Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE
CORPORATE BUREAU

Articles of Amendment-Domestic Corporation
(15 Pa.C.S.)

Entity Number
2654779

X Business Corporation (§ 1915)
___ Nonprofit Corporation (§ 1915)

Name: ESQUIRE ASSIST
Address: COUNTER PICK UP
City:

Document will be returned to the name and address you enter to the left ⇐

Commonwealth of Pennsylvania
ARTICLES OF AMENDMENT-BUSINESS 3 Page(s)
T0620263156

Fee: $70

Filed in the Department of State on ____________________

Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles,

1. The name of the corporation is:
PROVIDENCE COMMUNITY SERVICES OF PENNSYLVANIA, INC.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Name and Street	City	State	Zip	County
210 S. Centre Street	Pottsville	PA	17901	Schuylkill

(b) Name of Commercial Registered Office Provider — County
c/o

3. The statute by or under which it was incorporated:
BUSINESS CORPORATION LAW OF 1988

4. The date of its incorporation:
September 5, 1995

5. *Check, and if appropriate complete, one of the following:*
X The amendment shall be effective upon filing these Articles of Amendment in the Department of State.
___ The amendment shall be effective on: ____________ at ________
Date Hour

117562 ... 562883v1

PA DEPT OF STATE
2006 JUL 20 PM 4:39

6. *Check one of the following:*

__X__ The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a).

____ The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914(c) or § 5914(b).

7. *Check, and if appropriate, complete one of the following:*

__X__ The amendment adopted by the corporation, set forth in full, is as follows:

That Article 1 of the Articles of Incorporation be amended to read in its entirety as follows: "The name of the corporation is: Providence Community Services, Inc."

N/A The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8. *Check if the amendment restates the Articles:*

N/A The restated Articles of Incorporation supersedes the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this

20th day of July, 2006.

Providence Community Services of Pennsylvania, Inc..
Name of Corporation

Michael Deitch
Signature

Secretary & Treasurer
Title

117562.00114/11567883v.1

Entity# : 2654779
Date Filed : 09/02/2015
Pedro A. Cortés
Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

☐ Return document by mail to: 563364 Name: RETURN PER INSTRUCTIONS ON Address: EXPEDITE FORM City / State / Zip Code ☑ Return document by email to: t	Statement of Conversion TCO150902MC0645

Read all instructions prior to completing.

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. § 355 (relating to Statement of conversion), the undersigned association, desiring to effect a conversion, hereby states that:

A. For the converting association:

1. The name of the converting association is: Providence Community Services, Inc.

2. The jurisdiction of formation of the converting association is: Pennsylvania

3. The type of association is (check only one):

☑ Business Corporation ☐ Limited Partnership ☐ Business Trust
☐ Nonprofit Corporation ☐ Limited Liability (General) Partnership ☐ Professional Association
☐ Limited Liability Company ☐ Limited Liability Limited Partnership ☐ Other ________

4. Date on which the association was created, incorporated, formed or otherwise came into existence:

09/05/1995
(MM/DD/YYYY)

5. If the converting association is a domestic filing association (a Pennsylvania business corporation, nonprofit corporation, limited partnership, limited liability company, professional association or business trust), the statute under which it was first created, incorporated, formed or otherwise came into existence:

Business Corporation Law of 1988
(ex. Business Corporation Law of 1988, Limited Liability Company Law of 1994, etc.)

2015 SEP -2 PM 1:08

COMM OF PA
DEPT OF STATE

6. Check and complete one of the following addresses for the converting association.

☑	**If the converting association is a domestic filing association, domestic limited liability partnership or registered foreign association,** the current registered office address as on file with the Department of State. *Complete part (a)* ***OR*** *(b) – not both:* (a) ______ Number and street / City / State / Zip / County (b) c/o: Corporation Service Company — Dauphin Name of Commercial Registered Office Provider / County
☐	**If the converting association is a domestic association that is *not* a domestic filing association or limited liability partnership,** the address, including street and number, if any, of its principal office: ______ Number and street / City / State / Zip / County
☐	**If the converting association is a nonregistered foreign association,** the address, including street and number, if any, of its registered or similar office, if any, required to be maintained by the law of its jurisdiction of formation; or if it is not required to maintain a registered or similar office, its principal office: ______ Number and street / City / State / Zip

B. For the converted association:

1. The name of the converted association is: Providence Community Services, LLC

2. The jurisdiction of formation of the converted association is: Pennsylvania

3. The type of association is (check only one):

☐ Business Corporation	☐ Limited Partnership	☐ Business Trust
☐ Nonprofit Corporation	☐ Limited Liability (General) Partnership	☐ Professional Association
☑ Limited Liability Company	☐ Limited Liability Limited Partnership	☐ Other ______

DSCB:15-355-3

4. Check and complete one of the following addresses for the converted association.

☑	**If the converted association is a domestic filing association, domestic limited liability partnership or registered foreign association,** its registered office address. *Complete part (a) OR (b) – not both:* (a) 210 S. Centre Street (Number and street) — Pottsville (City) — PA (State) — 17901 (Zip) — SCHUYLKILL (County) (b) c/o: ______ (Name of Commercial Registered Office Provider) ______ (County)
☐	**If the converted association is a domestic association that is *not* a domestic filing association or limited liability partnership,** the address, including street and number, if any, of its principal office: ______ Number and street — City — State — Zip — County
☐	**If the converted association is a nonregistered foreign association,** *complete both (1) and (2).* (1) The address, including street and number, if any, of its registered or similar office, if any, required to be maintained by the law of its jurisdiction of formation; or if it is not required to maintain a registered or similar office, its principal office address: ______ Number and street — City — State — Zip (2) The name and address, including street and number, of its registered agent: ______ Name of Registered Agent ______ Number and street — City — State — Zip

C. **Effective date of statement of conversion** (check, and if appropriate complete, one of the following):

☑ This Statement of Conversion shall be effective upon filing in the Department of State.

☐ This Statement of Conversion shall be effective on: ______ Date (MM/DD/YYYY) at ______ Hour (if any).

D. **Approval of conversion by converting association** (check only one):

☑ For converting association that is a domestic entity – The plan of conversion was approved in accordance with 15 Pa.C.S. Chapter 3, Subchapter E (relating to conversion).

☐ For converting association that is a foreign association – The conversion was approved in accordance with the law

☐ of the jurisdiction of formation of the converting association.

E. **Attachments** (see Instructions for required and optional attachments).

IN TESTIMONY WHEREOF, the undersigned converting association has caused this Statement of Conversion to be signed by a duly authorized officer thereof this 1st day of September, 2015.

Providence Community Services, Inc.
Name of Converting Association

[signature]
Signature

~~CEO~~ President
Title

EXHIBIT A

PENNSYLVANIA DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

☐ **Return document by mail to:**	Certificate of Organization
Name	Domestic Limited Liability Company
Address	DSCB:15-8913 (rev. 7/2015)
City State Zip Code	8913
☐ **Return document by email to:** ____________	

Read all instructions prior to completing. This form may be submitted online at https://www.corporations.pa.gov/.

Fee: $125

In compliance with the requirements of 15 Pa.C.S. § 8913 (relating to certificate of organization), the undersigned desiring to organize a limited liability company, hereby certifies that:

1. The name of the limited liability company *(designator is required, i.e., "company", "limited" or "limited liability company" or abbreviation)*:

Providence Community Services, LLC

2. The (a) address of the limited liability company's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:
(Complete (a) or (b) – not both)

(a) Number and Street	City	State	Zip	County
210 S. Centre Street	Pottsville	PA	17901	Schuykill

(b) Name of Commercial Registered Office Provider — County

c/o:

3. The name and address, including street and number, if any, of each organizer is *(all organizers must sign on page 2)*:

Name	Address
Michael C. Fidgeon	c/o Providence Service Corproation
	Suite 300, 10304 Spotsylvania Avenue
	Fredericksburg, VA 22408

DSCB:15-8913-2

4. *Strike out if inapplicable term*
A member's interest in the company is to be evidenced by a certificate of membership interest.

5. *Strike out if inapplicable:*
Management of the company is vested in a manager or managers.

6. The specified effective date, if any is:____________________.
(MM/DD/YYYY and hour, if any)

7. *Strike out if inapplicable:* ~~The company is a restricted professional company organized to render the following restricted professional service(s):~~

____

____

8. For additional provisions of the certificate, if any, attach an 8½ x 11 sheet.

IN TESTIMONY WHEREOF, the organizer(s) has (have) signed this Certificate of Organization this

1st day of September, 2015

Michael C. [signature], President
Signature

____
Signature

____
Signature

Entity# : 2654779
Date Filed : 11/03/2015
Pedro A. Cortés
Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE
BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

☐ **Return document by mail to:**

Name

Address 855403-35

City State Zip Code

☒ **Return document by email to:** CSCPA@CSCinfo.com

Certificate of Amendment - Domestic

Limited Partnership/Limited Liability Company
DSCB:15-8512/8951 (rev. 7/2015)

TCO151103DB0627

Read all instructions prior to completing. This form may be su

Fee: $70

Check one: ☐ Limited Partnership (§ 8512) ☑ Limited Liability Company (§ 8951)

In compliance with the requirements of the applicable provisions (relating to certificate of amendment), the undersigned, desiring to amend its Certificate of Limited Partnership/Organization, hereby certifies that:

1. The name of the limited partnership/limited liability company is:

Providence Community Services, LLC

2. The date of filing of the original Certificate of Limited Partnership/Organization: 09/02/2015
Date (MM/DD/YYYY)

3. *Check, and if appropriate complete, one of the following:*

✓ The amendment adopted by the limited partnership/limited liability company, set forth in full, is as follows:

The name of the limited liability company is: Pathways Community Services LLC

___ The amendment adopted by the limited partnership/limited liability company is set forth in full in Exhibit A attached hereto and made a part hereof.

4. *Check, and if appropriate complete, one of the following:*

✓ The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

___ The amendment shall be effective on: ________ at ________.
Date (MM/DD/YYYY) Hour (if any)

2015 NOV -3 AM 9:49

5. *Check if the amendment restates the Certificate of Limited Partnership/Organization:*

___ The restated Certificate of Limited Partnership/Organization supersedes the original Certificate of Limited Partnership/Organization and all previous amendments thereto.

IN TESTIMONY WHEREOF, the undersigned limited partnership/limited liability company has caused this Certificate of Amendment to be executed this

2nd day of November, 2015.

Providence Community Services, LLC

Name of Limited Partnership/Limited Liability Company

Jeff Barlow

Signature

Secretary

Title